                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                   FORM 8-K

                                CURRENT REPORT


                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                        DATE OF REPORT: JANUARY 1, 1998


                              CD WAREHOUSE, INC.
                              ------------------
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                   DELAWARE
                                   --------
                (STATE OR OTHER JURISDICTION OF INCORPORATION)


                333-15139                         73-1504999
                ---------                         ----------
       (COMMISSION FILE NUMBER)      (I.R.S. EMPLOYER IDENTIFICATION NO.)


   1204 SOVEREIGN ROW, OKLAHOMA CITY, OK                              73108
   -------------------------------------                              -----
  (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                          (ZIP CODE)


                                (405) 949-2422
                                --------------
                 (REGISTRANT'S TELEPHONE, INCLUDING AREA CODE)
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ITEM 5.  OTHER EVENTS.
-------  -------------

  Bruce D. MacDonald resigned his positions as President of CD Management and Vice President store operations of the Company effective as of December 30, 1997, in order to return to his prior role as an Operating Franchisee of the Company. In this regard Compact Discs Management, Inc. ("CD Management"), a subsidiary of CD Warehouse, Inc., has sold its various ownership interests in nine partnerships to Mr. MacDonald, for an aggregate consideration of $169,807. The partnerships, which act as franchisees of the Company, operate nine CD Warehouse Stores. Pursuant to the sale, Mr. MacDonald assumed CD Management's interest in the partnerships, which will continue as CD Warehouse Franchisees.

  Effective January 1, 1998, the Company purchased the assets of a franchisee, ZDTMAC, a general partnership. The aggregate purchase price of $573,530 was paid $211,030 in cash and $362,500 in restricted Common Stock of the Company, valued for purposes of the acquisition at $3.625 per share. Pursuant to the acquisition, the five CD Warehouse Stores operated by ZDTMAC will become company stores.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
-------  ----------------------------------

(C)  EXHIBITS.

  The following documents are filed as part of this report:

  10.1 Agreement dated December 30, 1997, by and between Compact Discs Management, inc. and Bruce D. MacDonald.

  10.2 Asset purchase agreement dated as of January 1, 1998, by and among CD Warehouse, Inc.; ZDTMAC; Compact Discs Management, Inc.; Texas ZDT Management, LTD.; and the general and limited partners of Texas ZDT Management, LTD.
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                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  CD WAREHOUSE, INC.
                                  (Registrant)



Date:   February 17, 1998         BY: /s/ Jerry W. Grizzle
                                      -------------------------------------
                                      Jerry W. Grizzle,
                                      President and Chief Executive Officer
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                               INDEX TO EXHIBITS


                                                              Appears at
                                                             Sequentially
  Exhibit                                                      Numbered
  Number   Description                                           Page
  ------   -----------                                           ----


  10.1     Agreement dated December 30, 1997, by and between       5
           Compact Discs Management, Inc. and Bruce D. MacDonald.

  10.2 Asset Purchase Agreement dated as of January 1, 1998, 16 by and among CD Warehouse, Inc.; ZDTMAC; Compact
           Discs Management, Inc.; Texas ZDT Management, Ltd.;
           and the general and limited partners of Texas ZDT
           Management, Ltd.